UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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ING MUTUAL FUNDS
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ING MUTUAL FUNDS
ING Index Plus International Equity Fund

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 992-0180

August 12, 2010

Dear Shareholder:

On behalf of the Board of Trustees of ING Index Plus International Equity Fund (the “Fund”), a series of ING Mutual Funds (the “Trust”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Fund scheduled for 10:00 a.m., Local time, on September 28, 2010 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder.

At the Special Meeting, shareholders of the Fund will be asked to vote on a new sub-advisory agreement between ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, and ING Investment Management Co. (“ING IM”), the Fund’s proposed sub-adviser (the “Proposal”). On June 30, 2010, ING IM began serving as the sub-adviser to the Fund pursuant to an interim sub-advisory agreement that is currently in effect pending shareholder approval of the sub-advisory agreement for the Fund between ING Investments and ING IM.  If the Proposal is approved, ING IM will continue to serve as the sub-adviser to the Fund.

The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.

The Board of Trustees recommends that you vote in favor of the Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than September 27, 2010.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

ING MUTUAL FUNDS
ING Index Plus International Equity Fund

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 992-0180

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF ING INDEX PLUS INTERNATIONAL EQUITY FUND

Scheduled for September 28, 2010

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of ING Index Plus International Equity Fund (the “Fund”), a series of ING Mutual Funds (the “Trust”) is scheduled for September 28, 2010, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

At the Special Meeting, the Fund’s shareholders will be asked to vote on a new sub-advisory agreement between ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, and ING Investment Management Co. (“ING IM”), the Fund’s proposed sub-adviser (the “Proposal”). Shareholders of the Fund may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting.

The Board of Trustees recommends that you vote in favor of the Proposal.

Shareholders of record as of the close of business on July 9, 2010 are entitled to notice of, and to vote at, the Special Meeting, or any adjournment(s) or postponement(s) thereof.  Your attention is called to the accompanying Proxy Statement.  Regardless of whether you plan to attend the Special Meeting, please complete, sign and return promptly, but in no event later than September 27, 2010 the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (i) executing and submitting a new Proxy Ballot, (ii) giving written notice of revocation to the Fund of an earlier submitted Proxy Ballot, or (iii) voting in person at the Special Meeting.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

Dated: August 12, 2010

PROXY STATEMENT

ING MUTUAL FUNDS

ING INDEX PLUS INTERNATIONAL EQUITY FUND

August 12, 2010

Toll free: (800) 992-0180
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

Special Meeting of Shareholders
Scheduled for September 28, 2010

(This page intentionally left blank)

Why is the Special Meeting being held?

The Special Meeting is being held for the following purposes:

1.     To vote on a new sub-advisory agreement (the “Proposed Sub-Advisory Agreement”) for the ING Index Plus International Equity Fund (the “Fund”) between ING Investments, LLC (“ING Investments” or the “Adviser”), the Fund’s investment adviser, and ING Investment Management Co. (“ING IM” or “the Proposed Sub-Adviser”) the Fund’s proposed sub-adviser;

2.     To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponements(s) thereof in the discretion of the proxies or their substitutes.

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of ING Mutual Funds (the “Trust”) is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot on or around August 12, 2010 to you and all other shareholders of record who have a beneficial interest in the Fund as of the close of business on July 9, 2010. The Board is soliciting your vote for a special meeting of shareholders (the “Special Meeting”) of the Fund.

Who is eligible to vote?

Shareholders of record who owned shares of the Fund at the close of business on July 9, 2010 (the “Record Date”) are eligible to vote. (See “How do I vote?” and “General Information” for a more detailed discussion of voting procedures.)

Each share of each class of the Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The following table sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date.

Share Class	Shares Outstanding
Class A	1,092,183.035
Class B	106,259.023
Class C	158,373.898
Class I	10,966,667.422
Class O	5,752,838.382
Total	18,076,321.760

To the best of the Trust’s knowledge, as of July 9, 2010, no person owned beneficially more than 5% of any class of voting securities of the Fund, except as set forth in Appendix A. To the best of the Trust’s knowledge, as of the Record Date, the officers and Trustees of the Trust beneficially owned, as a group, less than 1% of any class of the Fund.

What information is contained in the Proxy Statement?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposal listed above and in the Notice of Special Meeting for the Fund. You are receiving these proxy materials, a booklet that includes the Proxy Statement and one Proxy Ballot, because you have the right to vote on this important Proposal concerning your investment in the Fund.

The word “you” is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Therefore, references to “you” or “shareholders” throughout the proxy materials usually can be read to include shareholders.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot. These options require shareholders to input a control number, which is located on your Proxy Ballot. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Joint owners must each sign the Proxy Ballot. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot originally sent with this Proxy Statement or attend the Special Meeting in person.

When and where will the Special Meeting be held?

The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for September 28, 2010 at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180 to ensure that sufficient accommodations are prepared.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on Tuesday, September 28, 2010.

The Proxy Statement is available on the Internet at http://www.proxyweb.com/ing. Copies of the Fund’s Semi-Annual Report for the period ended April 30, 2010 (unaudited) were mailed to shareholders on or around June 30, 2010, while copies of the Fund’s Annual Report for the fiscal year ended October 31, 2009 were previously mailed to shareholders.

You can obtain copies of the Annual and Semi-Annual Reports of the Fund upon request, without charge, by writing to ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the Annual or Semi-Annual Reports.

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal described in this Proxy Statement.

THE PROPOSAL

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

What is the Proposal?

The Fund and the Adviser wish to replace the Fund’s current sub-adviser, ING Investment Management Advisors B.V. (“IIM B.V.”), with ING IM and to retain the services of ING IM as a new sub-adviser to the Fund. At a meeting on May 27, 2010, the Board approved the appointment of ING IM as the sub-adviser to the Fund.  If the Proposal is approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or about September 28, 2010 and will remain in full force and effect, unless otherwise terminated, through November 30, 2011. A copy of the Proposed Sub-Advisory Agreement between ING Investments and ING IM is included as Appendix B.

At the May 27, 2010 meeting, the Board terminated the Fund’s sub-advisory agreement with IIM B.V., effective June 30, 2010.  The Board also approved an interim sub-advisory agreement for the Fund between ING Investments and ING IM (the “Interim Agreement”), effective on June 30, 2010, for a 150-day period or until shareholder approval of the Proposed Sub-Advisory Agreement is obtained.  ING IM currently manages the Fund pursuant to the Interim Agreement.

Who is the Fund’s adviser?

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Fund.  ING Investments is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser and is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its affiliates, would be divested by ING Groep by the end of 2013.  While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s advisory agreements, which may trigger the need for shareholder approval of new agreements.

ING Investments became an investment management firm in April 1995.  As of December 31, 2009, ING Investments managed approximately $46.5 billion in assets. ING Investments’ principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. ING Investments serves as investment adviser to the Fund pursuant to an investment management agreement between ING Investments and the Trust, dated September 23, 2002, as amended and restated February 1, 2005, as amended (the “Investment Management Agreement”).  The Investment Management Agreement for the Trust provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund’s operations, ING Investments may engage, subject to the approval of the Board and, where required, the Fund’s shareholders, sub-advisers to provide day-to-day advisory services to the Fund.  ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the Fund’s investment programs, including the duty to determine what securities will be purchased and sold for the Fund.

The Investment Management Agreement was last renewed by the Board on November 12, 2009, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Investment Management Agreement was most recently approved by the Fund’s initial shareholder on December 21, 2005 in connection with the Fund’s commencement of operations.

For the services it provides to the Fund under the Investment Management Agreement, ING Investments currently receives advisory fees, payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. The Fund paid $559,852 in annual fees (the “advisory fees”) to ING Investments for fiscal year ended October 31, 2009.

See Appendix C for a listing of the names, addresses and principal executive officers of ING Investments.

Who is the Fund’s current sub-adviser?

IIM B.V. is a Netherlands corporation with principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. Organized in 1896, IIM B.V. became an investment advisory company in 1991. IIM B.V. is registered as an investment adviser with the SEC.  It is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments and ING IM. As of December 31, 2009, IIM B.V. had approximately $2.4 billion in assets under management. IIM B.V. operates under the collective management of ING Investment Management Europe, which, as of December 31, 2009, had approximately $203 billion in assets under management.

The sub-advisory agreement between ING Investments and IIM B.V. was approved by the Fund’s initial shareholder on December 21, 2005 in connection with the Fund’s commencement of operations. ING Investments paid IIM B.V. $203,487 in sub-advisory fees for its services to the Fund for the fiscal year ended October 31, 2009.

What are the reasons for the Proposal?

The Proposal results from internal realignment of investment personnel and processes within the larger ING Groep organization.

Specifically, Pranay Gupta was added as a portfolio manager for a number of ING mutual funds that employ enhanced indexing models, including the Fund. In this capacity, Mr. Gupta manages the quantitative investment strategies for ING IM. In conjunction with the transition to Mr. Gupta’s quantitative modeling approach, trading and implementation of the quantitative strategy is being migrated to ING IM’s New York offices for implementation by Vincent Costa, another of the Fund’s portfolio managers.

The migration of quantitative investment management to New York is in line with ING IM’s plan to create a global asset management firm that concentrates investment capability within geographical centers of expertise. This internal reorganization of investment management personnel and processes is intended to simplify ING IM’s operating model and is expected to facilitate an investment management enterprise that leverages investment and trade execution talent that historically has been dispersed across the ING organization.

Mr. Gupta, as portfolio manager to the quantitative strategies, and his team in Asia formulate the overarching quantitative model, which is then implemented by a team in New York led by Vincent Costa. Trading on behalf of the quantitative investment portfolios is then executed in New York.

By April 30, 2010 ING IM’s U.S.-based quantitative strategies had transitioned to the model implemented by Messrs. Gupta and Costa, and trading on behalf of the U.S.-managed portfolios had migrated to the New York trading desk.

Management has determined to align ING IM’s quantitative portfolios that have been managed in Europe with these domestic portfolios by transitioning ING IM’s European-managed portfolios to New York.

Who is the Proposed Sub-Adviser?

Founded in 1972, ING IM is a Connecticut corporation registered with the SEC as an investment adviser.  ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments and IIM B.V.  ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.  As of December 31, 2009, ING IM managed approximately $61.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.

See Appendix C for a listing of the names, addresses, and the principal occupations of the directors and principal executive officers of ING IM, including a Trustee and Officer of the Fund who is also an officer of ING IM.

Appendix D sets forth the name of another investment company with an investment objective similar to that of the Fund, for which ING IM acts as a sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2009.  However, unlike the Fund, which is an actively-managed index plus fund, the investment company is a passively-managed index fund.

How will the Proposal, if approved, affect the management of the Fund?

As discussed above, the day-to-day management of the Fund’s portfolio is currently provided by ING IM pursuant to the Interim Agreement.  If the Proposed Sub-Advisory Agreement is approved, ING IM would continue to serve as sub-adviser to the Fund and provide the day-to-day management of the Fund’s portfolio. ING Investments would be responsible for monitoring the investment program and performance of ING IM.

Are there changes to the name of the Fund, its investment strategy or risk exposure?

There will not be any changes to the Fund’s name, investment strategy or risk exposure.

Management of the Fund

As a result of the sub-adviser change, Carl Ghielen is no longer a portfolio manager to the Fund, while Martin Jansen remains as a portfolio manager and is joined by Messrs. Gupta and Costa. Below are biographies of the individuals responsible for the day-to-day management of the Fund:

Pranay Gupta is a member of the Global Investment Leadership Team of ING IM, with specific responsibility for Asia Pacific, Global Quantitative Strategies, and Global Diagnostics. Mr. Gupta joined ING IM in 2009 from the Pearl Group, where he was Deputy Chief Investment Officer and a Member of the Board from 2006-2009. At Pearl Group, Mr. Gupta was responsible for the overall framework for strategy and asset allocation and investment risk analytics, and also managed the Systematic Strategies Fund — a multi-strategy quantitative fund, with an absolute return target. Mr. Gupta was the Head of Global Quantitative Strategies at ABP Investments (Netherlands), from November 2002 to April 2006, where he managed a $24 billion quantitative multi-strategy fund.

Vincent Costa is the Head of Quantitative Equity, responsible for leading the portfolio management effort and overseeing research for quantitative equity products. These products include index, enhanced index, and active quantitative funds. Mr. Costa joined ING IM in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING IM, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that, Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

Martin Jansen is responsible for stock selection. Mr. Jansen joined IIM B.V. or its affiliates in 1997 as senior manager. Prior to joining IIM B.V., Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

What are the terms of the Investment Management Agreement?

The Fund’s Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to the investment of the Fund’s assets and the purchase or sale of its portfolio securities. The Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. ING Investments, as the Adviser, oversees the investment management services of the Fund’s sub-adviser.

The Investment Management Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement. After an initial two-year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Investment Management Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement provides that the Adviser receives an advisory fee, payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

As discussed earlier, on June 30, 2010, ING IM was appointed as the sub-adviser to the Fund pursuant to the Interim Agreement that was approved by the Board.  Under its terms, the sub-advisory fees payable to ING IM under the Interim Agreement are the same as those discussed below for the Proposed Sub-Advisory Agreement. ING Investments, and not the Fund, will bear the expense of the services to be provided by ING IM.

What are the terms of the Proposed Sub-Advisory Agreement?

A copy of the Proposed Sub-Advisory Agreement between ING Investments and ING IM is included as Appendix B.  The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix B.

The key terms of the Proposed Sub-Advisory Agreement are substantially similar to those of the prior sub-advisory agreement with the exception of certain provisions related to the representations and warranties, expenses of certain supplements to the Fund’s registration statement, exclusivity, compliance reporting, and indemnification. Under the Proposed Sub-Advisory Agreement, the fees payable to ING IM are paid by ING Investments, and not by the Fund.  Pursuant to the Proposed Sub-Advisory Agreement, ING IM acts as the Fund’s sub-adviser.  In this capacity, ING IM furnishes the Fund with investment advisory services in connection with a continuous investment program and manages the Fund’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Fund’s prospectus and statement of additional information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, ING IM, in its discretion, determines and selects the securities to be purchased for and sold from the Fund and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its obligations or reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement, ING IM would not be liable to the Trust, its shareholders or to ING Investments for any act or omission resulting in any loss suffered by the Trust, the Fund or the Fund’s shareholders in connection with any service provided under the Proposed Sub-Advisory Agreement.

The sub-advisory fee payable under the Proposed Sub-Advisory Agreement, which is the same fee payable under the prior sub-advisory agreement, is computed at an annual rate of 0.20% of the Fund’s average daily net assets.  For its fee, ING IM will furnish, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the Proposed Sub-Advisory Agreement.

The Proposed Sub-Advisory Agreement may be terminated as follows: by ING Investments at any time without penalty, upon sixty (60) days’ written notice to ING IM and the Fund; at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to ING Investments and ING IM; or by ING IM upon three (3) months’ written notice unless the Fund or ING Investments requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time requested by the Fund or ING Investments not to exceed three (3) months beyond the initial three (3) month notice period; provided, however, that ING IM may terminate the Proposed Sub-Advisory Agreement at any time without penalty, with respect to the Fund immediately, effective upon written notice to the ING Investments and the Fund, in the event either ING IM (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the 1940 Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Fund; ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed Sub-Advisory Agreement; and/or ING IM does not receive compensation for its services from ING Investments or the Fund as required by the terms of this agreement.

The key terms of the Interim Agreement are substantially identical to those of the Proposed Sub-Advisory Agreement, except that the effective dates, durations and termination provisions differ.

Are there any changes to the Fund’s fee structure due to the appointment of ING IM as sub-adviser?

There will be no change to the Fund’s investment advisory fees or expense ratios as a result of the change in sub-adviser.

What is the required vote?

Shareholders of the Fund must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory Agreement by the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose means the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

What happens if shareholders do not approve the Proposal?

If shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, the Fund will continue to be managed by ING IM under the Interim Agreement until no later than November 27, 2010 and the Board will determine what additional action(s) should be taken.

What was the process of selecting ING IM as the sub-adviser to the Fund?

At the May 27, 2010 Board meeting, as a result of the internal realignment of investment personnel and processes within the larger ING Groep organization, management recommended, and the Board approved, the replacement of IIM B.V. as sub-adviser to the Fund.

ING Investments determined that ING IM possesses the right mix of attributes to manage the Fund, and therefore recommended ING IM to the Board as the new sub-adviser to the Fund. In recommending ING IM to serve as sub-adviser, Management also noted that one of the Fund’s portfolio managers under IIM B.V., Martin Jansen, would continue serving in the same capacity with ING IM.

The Board has also established a Contracts Committee for the purpose of overseeing agreements or plans involving the ING Funds, including the Fund. In advance of the Contracts Committee’s telephonic meeting held on May 21, 2010, Management provided the Contracts Committee members with written materials in support of the proposed new sub-adviser to the Fund.  The Contracts Committee reviewed the terms of the Proposed Sub-Advisory Agreement and such other materials relevant to its evaluation of the proposed appointment of ING IM as the sub-adviser to the Fund. At the conclusion of the meeting, the Contracts Committee determined that it would recommend to the full Board, approval of the Proposed Sub-Advisory Agreement.

What are the factors that were considered by the Board?

At a meeting of the Board held on May 27, 2010, the Board of Trustees, including the Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor are “interested persons” (as such term is defined under the 1940 Act) of any such party nor have any interest in the Proposed Sub-Advisory Agreement (the “Independent Trustees”), approved the Proposed Sub-Advisory Agreement for the Fund.  As discussed above, the Board approved terminating the Fund’s current sub-advisory agreement with IIM B.V., subject to shareholder approval of the Proposed Sub-Advisory Agreement, effective June 30, 2010.  The Board’s primary consideration in taking this action was the internal realignment of investment personnel and processes within the larger ING Groep organization.

In determining whether to approve the Proposed Sub-Advisory Agreement for the Fund, the Board received and evaluated such information as it deemed necessary to make an informed decision.  The materials provided to the Board in support of the sub-advisory arrangement with ING IM included the following:  (1) memoranda and related materials provided to the Board in advance of its May 27, 2010 meeting that discuss management’s rationale for recommending that ING IM serve as the sub-adviser to the Fund; (2) responses from ING IM to questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the Proposed Sub-Advisory Agreement on behalf of the Fund; and (4) other information relevant to the Board’s evaluation.

The Board’s consideration of whether to approve the Proposed Sub-Advisory Agreement with ING IM took into account several factors including, but not limited to, the following: (1) ING Investments’ positive view of the reputation of ING IM as a manager to funds employing enhanced indexing models; (2) ING IM’s strength and reputation in the industry, including that ING IM has acted as a sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972, with over $61 billion in assets under management (as of April 30, 2010); (3) the nature and quality of the services to be provided by ING IM under the Proposed Sub-Advisory Agreement, including representations that there would be no diminution in the scope and quality of sub-advisory services provided to the Fund upon the appointment of ING IM as sub-adviser; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM; including management’s representation that the proposed replacement of IIM B.V. with ING IM was primarily a result of the internal realignment of investment personnel and processes within the larger ING Groep organization and that the Fund’s new portfolio management team would consist of one of the Fund’s two then-existing portfolio managers and two new portfolio managers from ING IM; (5) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of ING IM as the Fund’s sub-adviser; the Board noted that compensation paid to ING IM would be the same as that paid to IIM B.V. and that, according to ING IM, ING IM does not currently provide comparable services to other funds which could be used to compare with ING IM’s services to the Fund and compensation to be paid to ING IM; (6) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds complex; (7) ING IM’s financial condition; (8) the appropriateness of the selection of ING IM in light of the Fund’s investment objective, including the international capabilities of ING IM which maintains over 900 professionals spread globally across three continents; (9) that ING Investments and/or an affiliate will bear the entire cost of the solicitation; and (10) ING IM’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code of Ethics.

After its deliberation, the Board reached the following conclusions: (1) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; (2) ING IM has an appropriate level of resources and experience to enable it manage the Fund consistent with its investment objective and policies; and (3) each of ING Investments and ING IM maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program.  Based on these conclusions and other factors, the Board voted to approve the Proposed Sub-Advisory Agreement between ING Investments and ING IM.  During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its May 27, 2010 meeting, approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Fund’s shareholders vote “FOR” the Proposal to appoint ING IM as sub-adviser to the Fund and the implementation of the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement.

GENERAL INFORMATION

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I want to attend the Special Meeting and vote in person. How do I do this?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

What are the voting rights and the quorum requirements?

July 9, 2010 has been chosen as the Record Date. Each share of each class of the Fund on the Record Date is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning 33 1/3% of the Fund’s outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Fund’s shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Proxy Ballot will vote as directed by the shareholder under the Proxy Ballot. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the other service providers to the Fund?

ING Funds Services, LLC (“ING Funds Services”), an affiliate of the Adviser, serves as the administrator to the Fund. With respect to the Fund, ING Funds Services was paid $101,790 for the fiscal year ended October 31, 2009. ING Investments Distributor, LLC (“ING Investments Distributor”), an indirect, wholly-owned subsidiary of ING Groep serves as the principal underwriter to the Fund. With respect to the Fund, ING Investments Distributor was paid $147,908 for the fiscal year ended October 31, 2009. ING Funds Services and ING Investments Distributor have their principal offices located at 7337 East Doubletree Ranch Road Suite 100, Scottsdale, Arizona 85258-2034. The Fund anticipates that such services will continue to be provided following the approval of the Proposed Sub-Advisory Agreement.

During the fiscal year ended October 31, 2009, the Fund did not pay any commissions to affiliated broker-dealers.

Who pays for this proxy solicitation?

The Fund will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. ING Investments and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed proxy ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your proxy ballot.

Huey P. Falgout, Jr.

Secretary

August 12, 2010

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

APPENDIX A

Beneficial Owners of More than 5% of a Class of the Fund

As of July 9, 2010

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund
ING National Trust 1 Orange Way Windsor, CT 06095-4773	31.7% Class A; Beneficial	1.9%

First Clearing 2801 Market St Saint Louis, MO 63103-2523	13.7% Class B; 11.3% Class C; Beneficial	0.4%

Harold P Schultz and Susan Hoffman Schultz 455 St Francis Circle Rockport, TX 78382	6.0% Class B; Shareholder	0.0%

Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis, MN 55402	5.5% Class B; Beneficial	0.1%

MLPF & S for the Sole Benefit of the Customers 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246-6484	20.2% Class C; Beneficial	0.3%

NFS LLC FEBO Kamen V Vlassakova Bistra Vlassakova 53 Drabbington Way Weston, MA 02493-2106	6.0% Class C; Beneficial	0.3%

ING Diversified International Fund Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	56.3% Class I; Beneficial	34.2%

ING Strategic Allocation Growth Fund Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	13.5% Class I; Beneficial	8.2%

ING Strategic Allocation Moderate Fund Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	11.4% Class I; Beneficial	6.9%

ING Global Target Payment Fund Attn Dorothy Roman 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2144	10.9% Class I; Beneficial	6.6%

Sharebuilder Securities Corp For the Sole Benefit of its Customers Attn Bob Miller Head of Broker/Opps 83 S King St Ste 700 Seattle, WA 98104-3852	94.5% Class O; Beneficial	30.1%

*      Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

A-1

APPENDIX B

FORM OF SUB-ADVISORY AGREEMENT

ING MUTUAL FUNDS

This AGREEMENT is made as of this 1st day of August 2003,  between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Co., a Connecticut corporation (the “Sub-Adviser”).

WHEREAS, ING Mutual Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated September 23, 2002, as amended (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the U.S. Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration

Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)           The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c)           The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)           With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series as outlined in the Registration Statement for the Fund, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Fund and further agrees to promptly make available to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

11.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1)

may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2011.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3)

additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Mutual Funds

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258-2034

Attention:  Kimberly A. Anderson

If to the Sub-Adviser:

ING Investment Management Co.

10 State House Square

Hartford, CT 06103-3602

Attention:  Christopher Kurtz

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258-2034

Attention:  Chief Counsel

17.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Name:	Todd Modic
Title:	Senior Vice President

ING INVESTMENT MANAGEMENT CO.

By:
Name:
Title:

AMENDED SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

ING INVESTMENT MANAGEMENT CO.

Series	Annual Sub-Adviser Fee
(as a percentage of average daily net assets)

ING Global Bond Fund	0.18%

ING Global Natural Resources Fund	0.4500% of first $50 million of assets 0.3375% for assets in excess of $50 million

ING Index Plus International Equity Fund	0.20%

APPENDIX C

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President

Joseph M. O’Donnell — Senior Vice President and Chief Compliance Officer

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson — Senior Vice President and Assistant Secretary

Lydia L. Homer — Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic — Senior Vice President

Huey P. Falgout, Jr. — Secretary

Principal Executive Officers of ING Mutual Funds who are also officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Joseph M. O’Donnell — Executive Vice President and Chief Compliance Officer

Kimberly A. Anderson — Senior Vice President

Todd Modic — Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

Huey P. Falgout, Jr. — Secretary

Directors and Principal Executive Officers of ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Jeffrey T. Becker – Director, Chairman and Chief Executive Officer

Michael J. Gioffre – Chief Compliance Officer

Mark D. Weber – Director and Executive Vice President

Shaun P. Mathews – Director and Executive Vice President

Christine L. Hurtsellers – Director and Chief Investment Officer of fixed income and proprietary investments

Paul Zemsky – Executive Vice President

Daniel L. Wilcox – Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins – General Counsel

Principal Executive Officer and Trustee of ING Mutual Funds

Who is also an officer of ING Investment Management Co.

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — Trustee, President and Chief Executive Officer

C-1

APPENDIX D

ADVISORY FEE RATES OF A FUND WITH SIMILAR INVESTMENT OBJECTIVES OR INVESTMENT STRATEGIES ADVISED OR SUB-ADVISED BY ING INVESTMENT MANAGEMENT Co. (“ING IM”)

The following table sets forth the name of another investment company with an investment objective similar to that of the Fund, for which ING IM acts as a sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2009.  However, unlike the Fund, which is an actively-managed index plus fund, the investment company is a passively-managed index fund.

Fund	Annual Compensation (as a % of average daily net assets)	Net Assets (in millions)
ING International Index Portfolio	0.1710%	$330

D-1

[INSERT ING LOGO & ADDRESS]

3 EASY WAYS TO VOTE YOUR PROXY

Vote by Phone: Call toll free 1-888-221-0697 and follow the recorded instructions.

Vote on the Internet: Log on to Proxyweb.com and follow the on-screen instructions.

Vote by Mail: Check the appropriate boxes on the reverse side of the Proxy Ballot,

sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or internet, you do not need to return your Proxy Ballot.

ING MUTUAL FUNDS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING Index Plus International Equity Fund

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them (“Proxies”), with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on September 28, 2010 at 10:00a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

To vote on the appointment of ING Investment Management Co. (“ING IM”) as the sub-adviser to the Fund and the implementation of the sub-advisory agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and ING IM.

For [ ]	Against [ ]	Abstain [ ]

PLEASE SIGN AND DATE ON THE REVERSE SIDE.